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                                                                 EXHIBIT 10.11.2

                               NET2000 GROUP, INC.
                               AMENDMENT NO. 1 TO
                PREFERRED STOCK INCENTIVE STOCK OPTION AGREEMENT

                THIS AMENDMENT NO. 1 TO INCENTIVE STOCK OPTION AGREEMENT (the "Amendment No. 1") is made and effective this 1st day of April, 1998, by and among Net2000 Group, Inc., a Delaware corporation (the "Company") and Mark A. Mendes.

                WHEREAS, the Company and Mendes previously entered into an Incentive Stock Option Agreement (the "Agreement"), a copy of which is attached hereto as Exhibit A, granting Mendes an option (the "Option") to purchase 21,898 shares of the Company's Series A Preferred Stock at a price per share of $3.425; and

                WHEREAS, the Company and Mendes desire to amend the Agreement to provide that the Option shall be exercisable for 21,898 shares of the Common Stock of the Company at a price per share of $3.425.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1. Effective the date hereof, the Agreement shall be and hereby is amended to provide that the Option set forth therein shall be an option to purchase shares of the Company's Common Stock at a price per share of $3.425.

                2. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

                         {Signatures on following page}


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                IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                                            NET2000 GROUP, INC.

                                By:         /s/  Clayton A. Thomas, Jr.
                                            -----------------------------------
                                            Clayton A. Thomas, Jr.
                                            President

                                            MARK A. MENDES

                                            /s/  Mark A. Mendes
                                            -----------------------------------


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